CALAMOS® CONVERTIBLE AND HIGH INCOME FUND

(THE “FUND”)

Supplement dated December 7, 2016 to the Prospectus and the Statement of Additional Information,

each dated April 15, 2016, as supplemented

Effective July 1, 2016, John S. Koudounis is a Vice President and Thomas E. Herman is a Vice President and Chief Financial Officer of the Fund. Effective immediately, R. Matthew Freund is a member of the investment team managing the Fund, as well as a Co-Chief Investment Officer of Calamos Advisors LLC (“Calamos” or “Calamos Advisors”). Accordingly, the Prospectus and Statement of Additional Information are hereby amended as follows:

The “Portfolio Managers” section beginning on page 42 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and for Calamos Advisors: Founder, Chairman and Global Chief Investment Officer (“Global CIO”) since August 2016; Chairman and Global CIO since April 2016; Chairman, Chief Executive Officer and Global Co-CIO since April 2013; Chief Executive Officer and Global Co-CIO since August 2012; and Chief Executive Officer and Co-CIO prior thereto.

Dennis Cogan. Dennis Cogan joined Calamos Advisors in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

R. Matthew Freund. R. Matthew Freund joined Calamos Advisors in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

John Hillenbrand. John Hillenbrand joined Calamos Advisors in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

Jeremy Hughes. Jeremy Hughes joined Calamos Advisors in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008.

Nick Niziolek. Nick Niziolek joined Calamos Advisors in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

Eli Pars. Eli Pars joined Calamos Advisors in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009.

Jon Vacko. Jon Vacko joined Calamos Advisors in 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Between July 2002 and July 2010 he was a senior strategy analyst.

Joe Wysocki. Joe Wysocki joined Calamos Advisors in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

Calamos employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-

to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the head of global trading and investment risk. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Inform the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraint.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr. is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars and Jon Vacko are each Sr. Co-Portfolio Managers, and Dennis Cogan, Jeremy Hughes, and Joe Wysocki are each Co-Portfolio Managers.

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund’s statement of additional information provides additional information about the Co-Portfolio Managers, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

The “Officers” section on page S-24 of the Statement of Additional Information is hereby amended to include the following information about the new officers and to delete information pertaining to Nimish S. Bhatt:

Name and Age	Position with Trust	Principal Occupations
John S. Koudounis, 50	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.
Thomas E. Herman, 55	Vice President and Chief Financial Officer (since 2016)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016).

The sixth paragraph in the “Investment Adviser and Investment Management Agreement” section beginning on page S-27 of the Statement of Additional Information is deleted and replaced with the following paragraph:

Calamos Advisors is an indirect subsidiary of Calamos Asset Management, Inc., whose Class B super-majority voting shares are all owned by Calamos Partners LLC. John P. Calamos Sr., owns a controlling interest in Calamos Family Partners, Inc., which owns Calamos Partners LLC. In connection with the formation of Calamos Partners LLC, John S. Koudounis has received profits and equity interests in Calamos Partners LLC. In addition, Mr. Koudounis has the option to purchase a controlling interest in Calamos Partners LLC upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of Calamos Asset Management, Inc. and Calamos Investments, LLC. John P. Calamos, Sr. is an affiliated person of the Fund and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Fund and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Curtis Holloway are affiliated persons of the Fund and Calamos Advisors by virtue of their positions as Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; and Treasurer of the Fund, respectively, and as Chief Executive Officer; President and Head of Global Distribution; Senior Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Vice President of Calamos Advisors, respectively.

The “Portfolio Managers” section beginning on page S-29 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and for Calamos Advisors: Founder, Chairman and Global CIO since August 2016; Chairman and Global CIO since April 2016; Chairman, Chief Executive Officer and Global Co-CIO since April 2013; Chief Executive Officer and Global Co-CIO since August 2012; and Chief Executive Officer and Co-CIO prior thereto.

Dennis Cogan. Dennis Cogan joined Calamos Advisors in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

R. Matthew Freund. R. Matthew Freund joined Calamos Advisors in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

John Hillenbrand. John Hillenbrand joined Calamos Advisors in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

Jeremy Hughes. Jeremy Hughes joined Calamos Advisors in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008.

Nick Niziolek. Nick Niziolek joined Calamos Advisors in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

Eli Pars. Eli Pars joined Calamos Advisors in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009.

Jon Vacko. Jon Vacko joined Calamos Advisors in 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Between July 2002 and July 2010 he was a senior strategy analyst.

Joe Wysocki. Joe Wysocki joined Calamos Advisors in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

Calamos employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos’ Investment Committee, made up of the Global CIO, the Co-CIO team, and the head of global trading and investment risk. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Inform the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraint.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr. is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers, and Dennis Cogan, Jeremy Hughes, and Joe Wysocki are each Co-Portfolio Managers.

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets.

The Global CIO, Sr. Co-Portfolio Managers and Co-Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts as of October 31, 2015 is set forth below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	29	20,465,479,064	9	827,819,239	1,813	1,731,981,241
John Hillenbrand	25	16,554,424,319	9	827,819,239	1,813	1,731,981,241
Jon Vacko	25	16,554,424,319	9	827,819,239	1,813	1,731,981,241
Eli Pars	21	17,396,048,845	5	530,797,218	1,813	1,731,981,241
Dennis Cogan	14	9,671,426,597	7	711,785,000	1,813	1,731,981,241
Nick Niziolek	14	9,671,426,597	7	711,785,000	1,813	1,731,981,241
Joe Wysocki	11	10,805,484,449	0	—	0	—
Jeremy Hughes	8	6,837,229,144	1	12,239,755	0	—
R. Matthew Freund(1)	0	—	0	—	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2015

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	799,806,374	0	—	0	—
John Hillenbrand	2	799,806,374	0	—	0	—
Jon Vacko	2	799,806,374	0	—	0	—
Eli Pars	2	799,806,374	0	—	0	—
Dennis Cogan	2	799,806,374	0	—	0	—
Nick Niziolek	2	799,806,374	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
Jeremy Hughes	0	—	0	—	0	—
R. Matthew Freund (1)	0	—	0	—	0	—

*	Each Co-Portfolio Manager may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Co-Portfolio Manager or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos or any of its affiliates.
(1)	R. Matthew Freund is added to the Fund effective immediately, and the information for Mr. Freund in the above tables is as of October 31, 2016.

The Fund’s Co-Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross-trades between the Fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of December 31, 2015, John P. Calamos, Sr., our Global CIO, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of his base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of his base salary.

As of December 31, 2015, Jon Vacko, John Hillenbrand, Eli Pars, Jeremy Hughes, Dennis Cogan, Nick Niziolek and Joe Wysocki receive all of their compensation from Calamos Advisors. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units, fund shares and fund share units, or a combination of (i) restricted stock units, (ii) fund shares and fund share units and/or (iii) stock options. Additionally, Messrs. Hillenbrand and Pars have each been granted additional deferred bonus and compensation awards. As of November 2016, R. Matthew Freund receives all of his compensation from Calamos Advisors. Mr. Freund’s compensation consists of base salary, annual cash incentive consisting of a short-term cash incentive and a long-term incentive payable either in cash or equity. Mr. Freund’s total compensation consisting of base salary and minimum annual short-term cash and long-term incentive are guaranteed through 2018. Mr. Freund’s base salary is guaranteed through March 31, 2019.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers’ compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All Co-Portfolio Managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2015 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

At October 31, 2015, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1a(a)(2) under the Exchange Act) shares of the Fund having value within the indicated dollar ranges.

Fund
John P. Calamos, Sr.	Over $1,000,000
Nick Niziolek	None
Dennis Cogan	None
John Hillenbrand	None
Jon Vacko	None
Joe Wysocki	None
Jeremy Hughes	None
Eli Pars	None
R. Matthew Freund(1)	None

(1)	Information for R. Matthew Freund is as of October 31, 2016.

Please retain this supplement for future reference.

CHYSPT 12/16